EXHIBIT 21



Certain MIH Limited Subsidiary Companies

                                                                 Place of
             Name of Subsidiary                               Incorporation
             ------------------                               -------------
Devtech Limited                                           British Virgin Islands
Digco BV                                                       Netherlands
Intervision (Services) BV                                      Netherlands
Intervision Holdings (Services) BV                             Netherlands
Irdeto BV                                                      Netherlands
Irdeto Consultants BV                                          Netherlands
Irdeto Consultants (Pty) Limited (Australia)                    Australia
Irdeto Consultants Inc (USA)                                    California
Irdeto NV (Netherlands Antilles)                           Netherlands Antilles
MIH China Ltd                                                   Hong Kong
MIH Finance SA (Lux)                                            Luxembourg
MIH Holdings SA (Lux)                                           Luxembourg
MIH Intelprop Holdings Ltd                                      Mauritius
MIH Investments SA (Lux)                                        Luxembourg
MultiChoice Hellas SA                                     Myriad Development BV
MultiChoice Cyprus Limited                                        Cyprus
MultiChoice Middle East  Holdings Inc                     British Virgin Islands
MultiChoice Middle East SMS Co Ltd (Mauritius)                  Mauritius
MultiChoice Middle East Inc                               British Virgin Islands
Myriad Development BV                                          Netherlands
Myriad Holdings Africa BV                                      Netherlands
Myriad International Holdings Asia BV                          Netherlands
Myriad International Holdings BV                               Netherlands
Myriad International Programming Services BV                   Netherlands
Myriad Services Limited                                   British Virgin Islands
International Broadcasting Corporation Public
    Company Limited                                              Thailand
NetHold Hellas SA                                                 Greece
NetMed BV                                                      Netherlands
NetHold Mediterranean SA                                          Greece
Orbicom (Pty) Limited                                          South Africa
Paltech Limited                                           British Virgin Islands


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
                                                                 Place of
             Name of Subsidiary                               Incorporation
             ------------------                               -------------
Powerchip                                                 British Virgin Islands
SWL Lisenz Verwaltungs GmbH                                      Austria
Synergistic Network Development SA                                Greece
Villiers Securities Ltd                                         Mauritius
TV/Com International Inc.                                       California
Open TV, Inc.                                                   California
MultiChoice Africa(Pty) Limited                                South Africa
IGN SportsBook (Pty) Limited                                   South Africa
MultiChoice Supplies(Pty) Limited                              South Africa
MultiChoice Africa Ltd (BVI)                              British Virgin Islands
Lesotho Broadcasting (Pty) Limited                               Lesotho
MultiChoice Lesotho (Pty) Limited                                Lesotho
MultiChoice Transkei (Pty) Limited                             South Africa
MultiChoice Rentals (Pty) Limited                              South Africa
Multimedia Highway (Pty) Limited                               South Africa
MultiChoice Botswana (Pty) Limited                               Botswana
MultiChoice Namibia (Pty) Limited                                Namibia
MultiChoice Ghana Limited                                         Ghana
Details Nigeria Limited                                          Nigeria
MultiChoice Nigeria Limited                                      Nigeria
MultiChoice Uganda Limited                                        Uganda
MultiChoice Tanzania Limited                                     Tanzania
MultiChoice Kenya Holdings Ltd BVI                        British Virgin Islands
MultiChoice Zambia Holdings Ltd BVI                       British Virgin Islands
MultiChoice Kenya Limited                                         Kenya
MultiChoice Zambia Limited                                        Zambia
MultiChoice Egypt Limited                                         Egypt
Cable Network Egypt Ltd                                           Egypt
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